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Exhibit 10.17

FORM OF REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of                , 2004 by and among Kite Realty Group Trust, a Maryland real estate investment trust (the "Company"), Alvin E. Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan, Daniel R. Sink, George F. McMannis, IV, Mark Jenkins, C. Kenneth Kite, David Grieve and KMI Holdings, LLC.

        WHEREAS, the Company and Kite Realty Group, L.P., a Delaware limited partnership, of which the Company is the general partner ("Kite Realty"), are engaging in various related transactions pursuant to which, among other things, (i) Kite Realty will acquire interests in various entities that own or lease real estate properties in which certain persons affiliated with the Company have interests, (ii) the Company will acquire indirect interests in certain service companies currently owned by persons affiliated with the Company, and (iii) the Company will effect an initial public offering of its common shares and contribute the proceeds therefrom for a like number of units of partnership interest in Kite Realty (the "Kite IPO," and together with the other transactions described above, the "Kite IPO Transactions");

        WHEREAS, as part of the Kite IPO Transactions, Kite Realty entered into a Contribution Agreement dated as of April 5, 2004 (the "April 5th Contribution Agreement"), with Alvin E. Kite, Jr., John A. Kite, Paul W. Kite, Thomas K. McGowan, Daniel R. Sink, George F. McMannis, IV and Mark Jenkins (collectively, the "MCA Contributors"), pursuant to which, among other things, in connection with the closing of the Kite IPO, the MCA Contributors will transfer their interests in certain entities that directly or indirectly own or lease real estate properties to Kite Realty, Kite Realty will assume certain obligations and Kite Realty will issue the number of Class A units of limited partnership interest in Kite Realty (the "Units") to the MCA Contributors as set forth on Schedule A hereto;

        WHEREAS, as part of the Kite IPO Transactions, Kite Realty entered into a Contribution Agreement dated as of April 1, 2004 with C. Kenneth Kite pursuant to which, among other things, in connection with the closing of the Kite IPO, C. Kenneth Kite will transfer his interests in Centre Associates, L.P. to Kite Realty, Kite Realty will assume certain obligations and Kite Realty will issue the number of Units to C. Kenneth Kite as set forth on Schedule A hereto;

        WHEREAS, as part of the Kite IPO Transactions, Kite Realty entered into a Contribution Agreement dated as of April 1, 2004 with David Grieve, pursuant to which, among other things, in connection with the closing of the Kite IPO, David Grieve will transfer his interests in ACV San Antonio, LLC to Kite Realty, Kite Realty will assume certain obligations and Kite Realty will issue the number of Units to David Grieve as set forth on Schedule A hereto;

        WHEREAS, pursuant to the terms of Section 8.6 and other related provisions of the Amended and Restated Agreement of Limited Partnership of Kite Realty Group, L.P. (such agreement, as amended from time to time, the "Partnership Agreement"), commencing one year after the date of issuance, and subject to the various limitations contained in the Partnership Agreement and other instruments being delivered in connection with the Kite IPO Transactions, the MCA Contributors, C. Kenneth Kite and David Grieve (each a "Contributor" and collectively, together with their respective successors and assigns permitted under Section 7.3 hereof, the "Contributors") will be entitled to redeem their Units for cash, or at the option of Kite Realty, common shares of beneficial interest, par value $0.01 per share, of the Company ("REIT Common Shares");

        WHEREAS, as part of the Kite IPO Transactions, the Company entered into a Merger Agreement dated as of April 5, 2004 (the "KC Merger Agreement"), with Kite Construction, Inc. ("Kite Construction"), and KRG Construction, LLC, an Indiana limited liability company of which the Company is the sole member ("KC Merger Sub"), pursuant to which, in connection with the closing of the Kite IPO, Kite Construction will merge into KC Merger Sub, with KC Merger Sub being the surviving entity, and the common stock of Kite Construction will be converted into REIT Common Shares in accordance with the terms of the KC Merger Agreement;

        WHEREAS, as part of the Kite IPO Transactions, the Company entered into a Merger Agreement dated as of April 5, 2004 (the "KD Merger Agreement"), with Kite Development Corporation ("Kite Development"), and KRG Development, LLC, an Indiana limited liability company of which the Company is the sole member ("KD Merger Sub"), pursuant to which, in connection with the closing of the Kite IPO, Kite Development will merge into KD Merger Sub, with KD Merger Sub being the surviving entity, and the common stock of Kite Development will be converted into REIT Common Shares in accordance with the terms of the KD Merger Agreement;

        WHEREAS, as part of the Kite IPO Transactions, the Company entered into a Merger Agreement dated as of April 5, 2004 (the "KMI Merger Agreement"; and together with the KC Merger Agreement and the KD Merger Agreement, the "Service Company Merger Agreements"), with KMI Realty Advisors, Inc. ("KMI"; and together with Kite Construction and Kite Development, the "Service Companies") and KRG Realty Advisors, LLC, an Indiana limited liability company of which the Company is the sole member ("KMI Merger Sub"), pursuant to which, in connection with the closing of the Kite IPO, KMI will merge into KMI Merger Sub, with KMI Merger Sub being the surviving entity, and the common stock of KMI will be converted into REIT Common Shares in accordance with the terms of the KMI Merger Agreement;

        WHEREAS, pursuant to the Service Company Merger Agreements, Alvin E. Kite, Jr., John A. Kite and Paul W. Kite, the sole shareholders of Kite Construction and Kite Development, and KMI Holdings, LLC, the sole shareholder of KMI (each a "Service Company Shareholder" and collectively together with their respective successors and assignees permitted under Section 7.3 hereof, the "Service Company Shareholders"), will receive the number of REIT Common Shares in exchange for their interests in the Service Companies (the "Service Company Exchange Shares") as set forth on Schedule A;

        WHEREAS, pursuant to the terms of the April 5th Contribution Agreement, the Company entered into a Merger Agreement (the "Daytona Merger Agreement") with Kite Daytona Management, Inc. ("Kite Daytona"), and KRG Daytona Management, LLC, an Indiana limited liability company of which the Company is the sole member ("Daytona Merger Sub"), pursuant to which, in connection with the closing of the Kite IPO, Kite Daytona will merge into Daytona Merger Sub, with Daytona Merger Sub being the surviving entity, and the common stock of Kite Daytona will be converted into REIT Common Shares in accordance with the terms of the Daytona Merger Agreement;

        WHEREAS, pursuant to the terms of the April 5th Contribution Agreement, the Company entered into a Merger Agreement (the "Washington Merger Agreement") with Kite Washington Management, Inc. ("Kite Washington"), and KRG Washington Management, LLC, an Indiana limited liability company of which the Company is the sole member ("Washington Merger Sub"), pursuant to which, in connection with the closing of the Kite IPO, Kite Washington will merge into Washington Merger Sub, with Washington Merger Sub being the surviving entity, and the common stock of Kite Washington will be converted into REIT Common Shares in accordance with the terms of the Washington Merger Agreement;

        WHEREAS, pursuant to the terms of the April 5th Contribution Agreement, the Company entered into a Merger Agreement (the "Whitehall Merger Agreement"; and together with the Daytona Merger Agreement and the Washington Merger Agreement, the "Subsidiary Corporation Merger Agreements") with Whitehall Pike, Inc. ("Whitehall Pike"; and together with Kite Daytona and Kite Washington, the "Subsidiary Corporations"), and KRG Whitehall Pike, LLC, an Indiana limited liability company of which the Company is the sole member ("Whitehall Merger Sub"), pursuant to which, in connection with the closing of the Kite IPO, Whitehall Pike will merge into Whitehall Merger Sub, with Whitehall Merger Sub being the surviving entity, and the common stock of Whitehall will be converted into REIT Common Shares in accordance with the terms of the Whitehall Merger Agreement;

        WHEREAS, pursuant to the Merger Agreements, Alvin E. Kite, Jr., John A. Kite, Paul W. Kite and Thomas K. McGowan the sole shareholders of Kite Daytona, Kite Washington, and Whitehall Pike (each a "Subsidiary Corporation Shareholder" and collectively together with their respective successors and assignees permitted under Section 7.3 hereof, the "Subsidiary Corporation Shareholders"), will receive the number of REIT Common Shares in exchange for their interests in the Subsidiary Corporations (the "Subsidiary Corporation Exchange Shares"; and together with the Service Company Exchange Shares, the "Exchange Shares") as set forth on Schedule A;

        WHEREAS, the Company has agreed to grant to the Contributors the Redemption Share Registration Rights (as defined in Section 1.1 hereof) and to grant to the Service Company Shareholders and the Subsidiary Corporation Shareholders (collectively, the "Shareholders") the Exchange Share Registration Rights (as defined in Section 1.2 hereof).

        NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby agree as follows:

SECTION 1.    REGISTRATION RIGHTS

        1.1    Redemption Share Registration Rights.    Subject to the various terms and conditions of the Partnership Agreement and the limitations upon the redemption of the Units set forth in other instruments being delivered in connection with the Kite IPO Transactions, if any Contributor receives REIT Common Shares upon redemption of Units held by such Contributor ("Redemption Shares"), then, unless the Redemption Shares are issued to the Contributor pursuant to an Issuer Registration Statement as provided in Section 2 hereof, each Contributor shall be entitled to offer the Redemption Shares for resale pursuant to a shelf registration statement, subject to the terms and conditions set forth in Section 3 hereof (the "Redemption Share Registration Rights").

        1.2    Exchange Share Registration Rights.    Subject to the limitations upon the ability of the Shareholders to sell the Exchange Shares set forth in other instruments being delivered in connection with the Kite IPO Transactions, each Shareholder shall be entitled to offer the Exchange Shares for resale pursuant to a shelf registration statement, subject to the terms and conditions set forth in Section 3 hereof (the "Exchange Share Registration Rights").

SECTION 2.    ISSUER REGISTRATION STATEMENT

        2.1    Registration Procedure.    Subject to the provisos set forth in the following sentence, the Company shall use commercially reasonable efforts, during the period beginning 15 days prior to the date the Contributors are first permitted to redeem the Units pursuant to the Partnership Agreement and ending 15 days thereafter, to cause to be filed with the Securities and Exchange Commission (the "Commission") a registration statement (an "Issuer Registration Statement") that complies as to form in all material respects with applicable Commission rules providing for the registration of the Redemption Shares to be issued to the Contributors. The Company shall use commercially reasonable efforts to cause the Issuer Registration Statement to be declared effective by the Commission as soon as practicable following the filing thereof; provided, that the Company shall be entitled to postpone the filing, or the effectiveness, of the Issuer Registration Statement if (i) the Company is actively pursuing an underwritten primary offering of equity securities, or (ii) the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by the Company in the Issuer Registration Statement of material information which the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Issuer Registration Statement would be expected, in the Company's reasonable determination, to cause the Issuer Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance a "Suspension Event"); provided, however, that the Company may not delay the filing, or the effectiveness, of the Issuer Registration Statement for more than 60 days. The Company agrees to use commercially reasonable efforts to keep such Issuer Registration Statement continuously effective until such time as the Contributors no longer own any Units. Anything contained herein to the contrary notwithstanding, in the event that the Redemption Shares are issued by the Company to the Contributors pursuant to an Issuer Registration Statement, the Company shall be deemed to have satisfied all of its registration obligations under this Agreement in respect of such Redemption Shares.

        2.2    Obligations of the Company.    When the Redemption Shares are issued to the Contributors pursuant to an Issuer Registration Statement as provided in Section 2.1 of this Agreement, subject to the provisos set forth in the second sentence of Section 2.1 hereof, the Company shall:

          (a)   promptly notify the Contributors: (i) when the Issuer Registration Statement, any pre-effective amendment or post-effective amendment to the Issuer Registration Statement has been filed, and, with respect to the Issuer Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Issuer Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Redemption Shares for sale under the securities or "blue sky" laws of any jurisdiction or the initiation of any proceeding for such purpose;

          (b)   promptly use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Issuer Registration Statement, and, if any such order suspending the effectiveness of the Issuer Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment; and

          (c)   use commercially reasonable efforts to cause all such Redemption Shares to be listed on the national securities exchange on which the REIT Common Shares are then listed, if the listing of Redemption Shares is then permitted under the rules of such national securities exchange.

SECTION 3.    DEMAND REGISTRATION RIGHTS

        3.1    (a)    Redemption Share Registration Procedure.    Unless such Redemption Shares have been included in the filing of an Issuer Registration Statement as provided in Section 2 hereof, then, subject to Section 3.1(d) and Section 3.2 hereof, each Contributor may deliver to the Company, at any time after the last date on which an Issuer Registration Statement may be filed as provided in Section 2 hereof, a written notice (a "Registration Notice") informing the Company of such Contributor's desire to have the Redemption Shares underlying such Contributor's Units registered for resale; provided, however, that if the Redemption Shares have been included in the Issuer Registration Statement and the Issuer Registration Statement has not been declared effective by the Commission within 90 days after the original filing date or the Company is unable to keep such Issuer Registration Statement effective until such time as the Contributors no longer own any Units, each Contributor shall be entitled to exercise the rights provided under this Section 3.1 with respect to the Redemption Shares owned by such Contributor. Upon receipt of the Registration Notice, if the Company has not already caused the Redemption Shares to be included as part of an existing shelf registration statement and related prospectus that the Company then has on file with, and which has been declared effective by, the Commission and which remains in effect and not subject to any stop order, injunction or other order or requirement of the Commission (the "Shelf Registration Statement") (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3 with respect to the Redemption Shares), then the Company will cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice, but in no event more than 60 days following receipt of such notice, a new registration statement and related prospectus (the "New Registration Statement") that complies as to form in all material respects with applicable Commission rules providing for the resale by such Contributor of the Redemption Shares owned by such Contributor, and agrees (subject to Section 3.2 hereof) to use commercially reasonable efforts to cause the New Registration Statement to be declared effective by the Commission as soon as practicable.

        (b)   Exchange Share Registration Procedure.    Subject to Section 3.1(d) and Section 3.2 hereof, each Shareholder may deliver to the Company, at any time after the date that is 270 days after the date of issuance of the Exchange Shares to the Shareholders, a Registration Notice informing the Company of such Shareholder's desire to have the Exchange Shares registered for resale. Upon receipt of the Registration Notice, if the Company has not already caused the Exchange Shares to be included as part of an existing Shelf Registration Statement (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3 with respect to the Exchange Shares), then the Company will cause to be filed with the Commission as soon as reasonably practicable after receiving the Registration Notice, but in no event more than 60 days following receipt of such notice, a New Registration Statement that complies as to form in all material respects with applicable Commission rules providing for the resale by such Shareholder of the Exchange Shares owned by such Shareholder, and agrees (subject to Section 3.2 hereof) to use commercially reasonable efforts to cause the New Registration Statement to be declared effective by the Commission as soon as practicable. (As used in this Agreement, (i) "Registration Statement" and "Prospectus" refer to a Shelf Registration Statement and related prospectus (including any preliminary prospectus) or a New Registration Statement and related prospectus (including any preliminary prospectus), whichever is utilized by the Company to satisfy a Contributor's or Shareholder's Redemption Share Registration Rights and/or Exchange Share Registration Rights, as the case may be, pursuant to this Section 3, including, in each case, any documents incorporated therein by reference, (ii) "Registrable Securities" refer to the Redemption Shares and/or Exchange Shares to which a Contributor or Shareholder, as the case may be, is entitled to registration rights under this Section 3, and (iii) "Holders" refers to the Contributors and/or the Shareholders, as the case may be,.)

        Subject to Section 3.2 hereof, the Company agrees to use commercially reasonable efforts to keep the Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of (i) the date on which all of the Registrable Securities covered by such Registration Statement and held by the Holders thereof are eligible for immediate sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction under Rule 144(e) (or any successor provision) under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) the date on which the Holders consummate the sale of all of the Registrable Securities. Notwithstanding the foregoing, the Company may at any time, in its sole discretion and prior to receiving a Registration Notice from any Holder include all of any Holder's Registrable Securities or any portion thereof in any Registration Statement (in which event the Company shall be deemed to have satisfied its registration obligation under this Section 3.1, with respect to the Registrable Securities so included, so long as such Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission).

        (c)    Offers and Sales.    All offers and sales of Registrable Securities covered by a Registration Statement by the Holder thereof shall be completed within the period during which such Registration Statement remains effective and not the subject of any stop order, injunction or other order of the Commission. Upon notice that such Registration Statement is no longer effective no Holder will offer or sell the Registrable Securities covered by such Registration Statement. If directed in writing by the Company, each Holder will return all undistributed copies of the related Prospectus in such Holder's possession upon the expiration of such period.

        (d)    Limitations on Registration Rights.    For purposes of this Agreement, (i) each Contributor shall be entitled to five exercises of the Redemption Share Registration Rights under Section 3.1(a), and (ii) each Shareholder shall be entitled to five exercises of the Exchange Share Registration Rights under Sections 3.1(b). Notwithstanding the foregoing, if a Registration Statement has not been declared effective by the Commission within 120 days after the original filing date or is suspended for more than 60 days at any one time, the Holders shall not be deemed to have exercised its Redemption Share Registration Rights and/or Exchange Share Registration Rights under each of Section 3.1(a) and/or Section 3.1(b), as the case may be. For purposes of this Agreement, (x) the right of any Contributor to deliver a Registration Notice commences upon the first date the Contributor is permitted to redeem the Units pursuant to the Partnership Agreement and other instruments being delivered in connection with the Contribution Agreement and (y) the right of any Shareholder to deliver a Registration Notice commences on the date that is 270 days after the date of issuance of the Exchange Shares to the Shareholders. Notwithstanding anything to the contrary, no Holder shall be entitled to exercise the Redemption Share Registration Rights or the Exchange Share Registration Rights (as applicable) if all of the Registrable Securities held by such Holder (or issuable upon redemption of the Units held by such Holder) are eligible for immediate sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act. The Redemption Share Registration Rights and Exchange Share Registration Rights granted pursuant to this Section 3 may not be exercised in connection with any underwritten public offering by the REIT or by any Holder without the prior written consent of the REIT.

        3.2    Suspension of Offering.    Notwithstanding Section 3.1(a) and Section 3.1(b) hereof, the Company shall be entitled to postpone the filing of a Registration Statement, and from time to time to require Holders not to sell under such Registration Statement or to suspend the effectiveness thereof, upon the occurrence of a Suspension Event; provided, however, that the Company may not delay, suspend or withdraw such Registration Statement for more than 60 days at any one time, or more than twice in any 12 month period. Upon receipt of any written notice from the Company (a) of the happening of any Suspension Event during the period a Registration Statement is effective or (b) that as a result of a Suspension Event a Registration Statement or related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the Prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under such Registration Statement until the Holder receives copies of a supplemental or amended Prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, Holders will deliver to the Company all copies of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

        3.3    Qualification.    The Company shall file such documents as necessary to register or qualify the Registrable Securities to be covered by a Registration Statement by the time such Registration Statement is declared effective by the Commission under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder may reasonably request in writing, and shall use commercially reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement or during the period offers or sales are being made by the Holders of Registrable Securities covered by such Registration Statement after delivery of a Registration Notice to the Company, whichever is shorter, and to do any and all other similar acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition of such Registrable Securities in each such jurisdiction; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Agreement, (ii) take any action that would cause it to become subject to any taxation in any jurisdiction where it would not otherwise be subject to such taxation or (iii) take any action that would subject it to the general service of process in any jurisdiction where it is not then so subject.

        3.4    Obligations of the Company.    When the Company is required to effect the registration of Registrable Securities under the Securities Act pursuant to Section 3.1 of this Agreement, subject to Section 3.2 hereof, the Company shall:

          (a)   prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to keep such Registration Statement effective and (ii) to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement, in each case for such time as is contemplated in Section 3.1(a) or Section 3.1(b) (as the case may be) above;

          (b)   furnish, without charge, to the Holders such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), and the Prospectus included in such Registration Statement (including each preliminary Prospectus) in conformity with the requirements of the Securities Act as the Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement owned by the Holders;

          (c)   promptly notify the Holders: (i) when the Registration Statement, any pre-effective amendment, the Prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings for that purpose, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction or the initiation of any proceeding for such purpose;

          (d)   promptly use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if any such order suspending the effectiveness of a Registration Statement is issued, shall promptly use commercially reasonable efforts to obtain the withdrawal of such order at the earliest possible moment;

          (e)   if the Registrable Securities are of a class of securities that is listed on a national securities exchange, file copies of any Prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the Holders shall benefit from the prospectus delivery procedures described therein;

          (f)    following receipt of a Registration Notice and thereafter until the sooner of completion, abandonment or termination of the offering or sale contemplated thereby and the expiration of the period during which the Company is required to maintain the effectiveness of the related Registration Statement as set forth in Section 3.1(a) or Section 3.1(b) (as the case may be) above, promptly notify the Holders: (i) of the existence of any fact of which the Company is aware or the happening of any event which has resulted in (A) the Registration Statement, as then in effect, containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading or (B) the Prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate or that there exist circumstances not yet disclosed to the public which make further sales under such Registration Statement inadvisable pending such disclosure and post-effective amendment; and, if the notification relates to any event described in either of the clauses (i) or (ii) of this Section 3.4(f), subject to Section 3.2 above, at the request of the Holders, the Company shall prepare and furnish to the Holders a reasonable number of copies of a supplement or post-effective amendment to such Registration Statement or related Prospectus or any document incorporated therein by reference and file any other required document so that (1) such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (2) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (g)   use commercially reasonable efforts to cause all such Registrable Securities to be listed on the national securities exchange on which the REIT Common Shares are then listed, if the listing of Registrable Securities is then permitted under the rules of such national securities exchange; and

          (h)   if requested by any Holder participating in the offering of Registrable Securities, incorporate in a prospectus supplement or post-effective amendment such information concerning the Holder or the intended method of distribution as the Holder reasonably requests to be included therein and is reasonably necessary to permit the sale of the Registrable Securities pursuant to the Registration Statement, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other material terms of the offering of the Registrable Securities to be sold in such offering; provided, however, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment any requested information that is not required by the rules of the Commission and is unreasonable in scope compared with the Company's most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company.

        3.5    Obligations of the Holder.    In connection with any Registration Statement utilized by the Company to satisfy the Redemption Share Registration Rights and/or Exchange Share Registration Rights pursuant to this Section 3, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond within 20 Business Days to any written request by the Company to provide or verify information regarding the Holder or the Holder's Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by the Holder of the Registrable Securities and such other information as may be reasonably requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related Prospectus. As used in this Agreement, a "Business Day" is any Monday, Tuesday, Wednesday, Thursday or Friday other than a day on which banks and other financial institutions are authorized or required to be closed for business in the State of New York.

SECTION 4.    INDEMNIFICATION; CONTRIBUTION

        4.1    Indemnification by the Company.    The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any of their partners, members, officers, directors, employees or representatives, as follows:

  (i)
  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

  (ii)
  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

  (iii)
  against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4.1 does not apply to any Holder with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto), or (B) any Holder's failure to deliver an amended or supplemental Prospectus furnished to the Holder by the Company, if such loss, liability, claim, damage, judgment or expense would not have arisen had such delivery occurred.

        4.2    Indemnification by Holder.    Each Holder (and each permitted assignee of such Holder, on a several basis) severally and not jointly agrees to indemnify and hold harmless the Company, and each of its trustees and officers (including each trustee and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

  (i)
  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities of such Holder were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

  (ii)
  against any and all loss, liability, claim, damage, judgment and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Holder; and

  (iii)
  against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the indemnity provided pursuant to this Section 4.2 shall only apply with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of (A) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or (B) any Holder's failure to deliver an amended or supplemental Prospectus furnished to the Holder by the Company, if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 4.2, a Holder and any permitted assignee shall not be required to indemnify the Company, its officers, trustees or control persons with respect to any amount in excess of the amount of the total proceeds to the Holder or such permitted assignee, as the case may be, from sales of the Registrable Securities of the Holder under the Registration Statement that is the subject of the indemnification claim.

        4.3    Conduct of Indemnification Proceedings.    An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 4.1 or 4.2 above, unless and only to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 4.1 or 4.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle, compromise or consent to the entry of any judgment with respect to any such action or proceeding without the written consent of the indemnified party unless such settlement, compromise or consent secures the unconditional release of the indemnified party; and provided further, that, if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other, to the extent feasible in light of the conflict of interest or different available legal defenses, to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

        4.4    (a)    Contribution.    In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 4.1 and 4.2 above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, or expenses. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

        (b)   The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.4, a Holder shall not be required to contribute any amount in excess of the amount of the total proceeds to such Holder from sales of the Registrable Securities of such Holder under the Registration Statement that is the subject of the indemnification claim.

        (c)   Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 4.4, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Holder, and each trustee of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 5.    EXPENSES

        The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Sections 2 and 3 above, including (i) all stock exchange, Commission and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distribution of any Issuer Registration Statement or Registration Statement and Prospectus, (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company, and (iv) reasonable fees and disbursements of counsel to the Holder in connection with the Holder's exercise of its rights hereunder. Each Holder shall be responsible for the payment of any brokerage and sales commissions and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder pursuant to this Agreement.

SECTION 6.    RULE 144 COMPLIANCE

        The Company covenants that it will use its best efforts to timely file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable the Holders to sell the Registrable Securities pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as such Holder may reasonably request at least five Business Days prior to any sale of Registrable Securities hereunder.

SECTION 7.    MISCELLANEOUS

        7.1    Integration; Amendment.    This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto.

        7.2    Waivers.    No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

        7.3    Assignment; Successors and Assigns.    Any Contributor may assign its rights and obligations under this Agreement without the prior written consent of the Company in connection with a transfer of some or all of such Contributor's REIT Common Shares or Units in accordance with the terms of the Partnership Agreement (including the Contributor's partner schedule) if the transferee agrees in writing to be bound by all of the provisions hereof and the Contributor provides written notice to the Company within 10 days of the effectiveness of such assignment. Any Shareholder may assign its rights and obligations under this Agreement without the prior written consent of the Company in connection with the transfer of some or all of such Shareholder's REIT Common Shares if the transferee agrees in writing to be bound by all of the provisions hereof and the Shareholder provides written notice to the Company within 10 days of the effectiveness of such assignment. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise.

        7.4    Notices.    All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, or overnight delivery service, to the parties at the addresses set forth opposite their signatures below, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 7.4 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a Business Day, then the notice shall be deemed to have been given and received on the Business Day next following such day and if any party rejects delivery of any notice attempted to be given hereunder, delivery shall be deemed given on the date of such rejection. Any notice sent by facsimile transmission shall be deemed to have been given and received on the Business Day next following the transmission.

        7.5    Specific Performance.    The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

        7.6    Governing Law.    This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Maryland, but not including the choice of law rules thereof.

        7.7    Headings.    Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

        7.8    Pronouns.    All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

        7.9    Execution in Counterparts.    To facilitate execution, this Agreement may be executed and delivered in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

        7.10    Severability.    If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

[Signatures on following page]

        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered in its name and on its behalf as of the date first written above.

Address:
COMPANY:

Kite Realty Group Trust	KITE REALTY GROUP TRUST
30 S. Meridian Street
Suite 1100	By: ______________________________________
Indianapolis, Indiana 46204	Name: ____________________________________
Fax No.: (317) 577-5605	Title: _____________________________________
HOLDERS:
Alvin E. Kite, Jr.
30 S. Meridian Street
Suite 1100
Indianapolis, Indiana 46204	Alvin E. Kite, Jr.
Fax No.: (317) 577-5605
John A. Kite
30 S. Meridian Street
Suite 1100
Indianapolis, Indiana 46204	John A. Kite
Fax No.: (317) 577-5605
Paul W. Kite
30 S. Meridian Street
Suite 1100
Indianapolis, Indiana 46204	Paul W. Kite
Fax No.: (317) 577-5605

Thomas K. McGowan
30 S. Meridian Street
Suite 1100
Indianapolis, Indiana 46204	Thomas K. McGowan
Fax No.: (317) 577-5605
Daniel R. Sink
30 S. Meridian Street
Suite 1100
Indianapolis, Indiana 46204	Daniel R. Sink
Fax No.: (317) 577-5605
George F. McMannis, IV
30 S. Meridian Street
Suite 1100
Indianapolis, Indiana 46204	George F. McMannis, IV
Fax No.: (317) 577-5605
Mark Jenkins
30 S. Meridian Street
Suite 1100
Indianapolis, Indiana 46204	Mark Jenkins
Fax No.: (317) 577-5605
C. Kenneth Kite

C. Kenneth Kite
Fax No.: _______________________________
David Grieve

David Grieve
Fax No.: _______________________________
KMI Holdings, LLC
c/o Alvin E. Kite, Jr.	KMI Holdings, LLC
30 S. Meridian Street
Suite 1100	By: ______________________________________
Indianapolis, Indiana 46204	Name: ____________________________________
Fax No.: (317) 577-5605	Title: _____________________________________

Schedule A

Contributor	Units
Alvin E. Kite, Jr.
John A. Kite
Paul W. Kite
Thomas K. McGowan
Daniel R. Sink
George F. McMannis, IV
Mark Jenkins
C. Kenneth Kite
David Grieve
Shareholder	REIT Common Shares
Alvin E. Kite, Jr.
John A. Kite
Paul W. Kite
Thomas K. McGowan
KMI Holdings, LLC

QuickLinks

FORM OF REGISTRATION RIGHTS AGREEMENT
SECTION 1. REGISTRATION RIGHTS
SECTION 2. ISSUER REGISTRATION STATEMENT
SECTION 3. DEMAND REGISTRATION RIGHTS
SECTION 4. INDEMNIFICATION; CONTRIBUTION
SECTION 5. EXPENSES
SECTION 6. RULE 144 COMPLIANCE
SECTION 7. MISCELLANEOUS
Schedule A